                                                                    Exhibit 4.14

*** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.



                                AMENDMENT NO 10



                         TO THE A320 PURCHASE AGREEMENT


                                    BETWEEN



                                 AIRBUS S.A.S.

                                   as Seller



                                      AND




                     CHINA EASTERN AIRLINES CORPORATION LTD

                                   as Airline


                                      AND



              CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION

                             as Trading Corporation


                 Both Airline and Trading Corporation as Buyer



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

                                AMENDMENT NO 10

This amendment No. 10 to the A320 Purchase Agreement dated as of March 26, 2002 is made as of the 26th day of JUNE 2006.

BETWEEN

AIRBUS S.A.S., a societe par actions simplifiee, legal successor of Airbus S.N.S., formerly known as Airbus G.I.E created and existing under French law and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 and having its registered office at

     1 Rond-Point Maurice Bellonte
     31707 BLAGNAC Cedex
     FRANCE


(hereinafter referred to as "the Seller") of the one part,


CHINA EASTERN AIRLINES CORPORATION, LIMITED, having its principal office at :

     Pudong International Airport
     SHANGHAI 201202
     PEOPLE'S REPUBLIC OF CHINA

(hereinafter referred to as the "Airline") of the other part


AND


CHINA EASTERN AVIATION IMPORT AND EXPORT CORPORATION, having its principal office at :

     Pudong International Airport
     SHANGHAI 201202
     PEOPLE'S REPUBLIC OF CHINA


(hereinafter referred to as the "Trading Corporation", the Airline and the Trading Corporation hereinafter referred to jointly and severally as the "Buyer").


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

WHEREAS

- The parties hereto have signed on the 26th day of March 2002 an A320 Purchase Agreement called hereinafter together with its Exhibits and Letter Agreements (the "Agreement") for the sale of a certain number of A320, collectively referred to as the "Aircraft".

- The parties hereto have signed on the 27th day of June 2002 an Amendment No. 1 to the Agreement to modify certain terms of Letter Agreement No. 6 to the Agreement.

- The parties hereto have signed on the 13th day of November 2002 an Amendment No. 2 to the Agreement to modify certain terms of Letter Agreement No. 6 to the Agreement.

- The parties hereto have signed on the 29th day of May 2003 an Amendment No. 3 to the Agreement to modify the delivery schedule of the Aircraft.

- The parties hereto have signed on the 29th day of August 2003 an Amendment No. 4 to the Agreement to modify the delivery schedule of the Aircraft.

- The parties hereto have signed on the 29th day of September 2003 an Amendment No. 5 to the Agreement to reflect the purchase by the Buyer of four (4) A321-200 model aircraft.

- The parties hereto have initialled on the 03rd day of September 2004 an Amendment No. 6 to the Agreement for the purchase by the Buyer of three (3) A319-100 model aircraft. This Amendment No. 6 has been cancelled.

- The parties hereto have signed on the 14th day of October 2004 an Amendment No. 7 to the Agreement to modify the delivery schedule of the Aircraft.

- The parties hereto have signed on the 16th day of March 2005 an Amendment No. 8 to the Agreement to reflect the purchase by the buyer of five (5) A319-100 model aircraft.

- The parties hereto have signed on the 21st day of April 2005 an Amendment No. 9 to the Agreement to reflect the purchase by the Buyer of four (4) A320-200 model aircraft and eleven (11) A321-200 model aircraft.

- On the 5th day of November 2005, the Seller and China Aviation Supplies Import and Export Corporation ("CASC") have entered into a General Term Agreement ("GTA") for the sale and purchase of one hundred fifty (150) A320 family aircraft (the "One Hundred Fifty Aircraft"). As part of the One Hundred Fifty Aircraft, thirty (30) A320 family aircraft (the "Thirty Aircraft") have been allocated to the Buyer.

- Now the Buyer wishes and the Seller agrees to enter into an amendment No. 10 (the "Amendment") to cover the basic terms and conditions for the purchase by the Buyer of such Thirty Aircraft. The Thirty Aircraft are composed of ten (10) A319-100 model aircraft (the "A319 Aircraft") and twenty (20) A320-200 model aircraft (the "A320 Aircraft").

- The Buyer and the Seller agree that the terms and conditions of the sale and purchase of the Thirty Aircraft shall be the same as those applying to the Aircraft as specified in the Agreement except as set forth to the contrary in this Amendment. Exhibit C to the Agreement, Letter Agreement No. 1, Letter Agreement No. 2, Letter Agreement No. 3, Letter Agreement No. 4, Letter Agreement No. 5, and Letter Agreement No. 6 to the Agreement shall not apply to the Thirty Aircraft.

- Except as provided herein in the Amendment, upon signature of this Amendment the


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

     A319 Aircraft and the A320 Aircraft shall be deemed Aircraft.

     Capitalized terms used herein and not otherwise defined in this Amendment shall have the meanings assigned thereto in the Agreement.


NOW THEREFORE IT IS AGREED AS FOLLOWS:


1.   GENERAL

     The following paragraphs will define the specific amendments to the Agreement which will apply only to the Thirty Aircraft to be delivered to the Buyer.


2.   THIRTY AIRCRAFT SPECIFICATION

2.1  SPECIFICATION

     The parties agree that, with respect to the Thirty Aircraft, sub-Clause
     2.1.1 of the Agrement shall be deleted in its entirety and replaced by the following:

     QUOTE

     2.1.1 SPECIFICATION

     The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied prior to the date of this Agreement by the Specification Change Notices.


      AIRCRAFT TYPE        SPECIFICATION DOCUMENT NO       MTOW    MLW     MZFW
      -------------        -------------------------       ----    ---     ----
      A319 AIRCRAFT        J.000.01000, issue 5            ***     ***     ***
                           dated January 31, 2005

      A320 AIRCRAFT        D.000.02000, issue 6            ***     ***     ***
                           dated January 31, 2005


     UNQUOTE

2.2  PROPULSION SYSTEMS

     The parties agree that, with respect to the Thirty Aircraft, sub-Clause 2.2 of the Agreement shall be deleted in its entirety and replaced by the following

     QUOTE

     ***


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



                                FCM    IAE
                                ---    ---
      A319 AIRCRAFT             ***    ***

      A320 AIRCRAFT             ***    ***


UNQUOTE


3.    PRICES

      The parties agree that, with respect to the Thirty Aircraft, Clause 3 of the Agreement shall be deleted in its entirety and replaced by the following:

      QUOTE

3.1   A319 AIRCRAFT BASIC PRICE

      3.1.1 The Airframe Basic Price is the sum of:

      (i) the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

           ***

      (ii) the budget sum of the basic prices of all SCNs which is:

           ***

      3.1.2 The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in *** and shall be subject to revision up to the Aircraft delivery date in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment.

      3.1.3 A319 Aircraft Propulsion Systems Basic Price

    3.1.3.1 CFM INTERNATIONAL Propulsion Systems

            The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B5/P Engines is:

            ***

            at economic conditions prevailing for a theoretical delivery in ***.

            Such Basic Price has been computed from the Reference Price of: USD


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


               ***

     3.1.3.2   INTERNATIONAL AERO ENGINES Propulsion Systems

               The Basic Price for a set of two (2) INTERNATIONAL AERO ENGINES V2522-A5 Engines including standard equipment is:

               ***

               at economic conditions prevailing for a theoretical delivery in
               ***.

               Such Basic Price has been computed from the Reference Price of:
               *** INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix 2 to this Amendment.



3.2  A320 AIRCRAFT BASIC PRICE

     3.2.1     The Airframe Basic Price is the sum of:

     (i) the Basic Price of the Airframe corresponding to the Standard Specification including Nacelles and Thrust Reversers, and excluding Buyer Furnished Equipment, which is:

               ***

     (ii)      the budget sum of the basic prices of all SCNs which is:

               ***

     3.2.2 The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in *** and shall be subject to revision up to the Aircraft delivery date in accordance with the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment.

     3.2.3     A320 Aircraft Propulsion Systems Basic Price

     3.2.3.1   CFM INTERNATIONAL Propulsion Systems

               The Basic Price of a set of two (2) CFM INTERNATIONAL CFM56-5B4/P Engines is:

               ***

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

          ***

          at economic conditions prevailing for a theoretical delivery in ***

          Such Basic Price has been computed from the Reference Price of:
          *** and shall be subject to revision up to the Aircraft delivery date in accordance with the CFM INTERNATIONAL Price Revision Formula set forth in Exhibit C Part 2 of the Agreement.

3.2.3.2   INTERNATIONAL AERO ENGINES Propulsion Systems

          The Basic price for a set of two (2) INTERNATIONAL AERO ENGINES V2527-A5 Engines including standard equipment is:

          ***

          at economic conditions prevailing for a theoretical delivery in January 2005.

          Such Basic Price has been computed from the Reference Price of:
          *** INTERNATIONAL AERO ENGINES Price Revision Formula set forth in Appendix 2 to this Amendment.

3.4       FINAL PRICE

          The Final Price of each Aircraft shall be the sum of:

          (i) the Airframe Basic Price as revised as of the Delivery Date in accordance with Appendix 1 to the Amendment; plus

          (ii) the aggregate of all increases or decreases to the Airframe Basic Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Amendment as revised as of the Delivery Date in accordance with Appendix 1 to the Amendment; plus

          (iii) the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with respectively Exhibit C Part 2 of the Agreement for CFM engines and Appendix 2 to the Amendment for IAE engines; plus

          (iv) the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Amendment as revised as of the Delivery Date in accordance with respectively Exhibit C Part 2 of the Agreement for CFM engines and Appendix 2 to the Amendment for IAE engines; plus

          (v) any other amount due by the Buyer to the Seller pursuant to this Amendment and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

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

     UNQUOTE

4.   PREDELIVERY PAYMENTS

     The parties agree that, with respect to the Thirty Aircraft, sub-Clauses
     5.3.1 and 5.3.2 of the Agreement shall be deleted in their entirety and replaced by the following:

     QUOTE

     5.3.1

     The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

     ***

     Where:

     ***

     5.3.2 Such Predelivery Payments shall be made in accordance with the following schedule:

               Payment date                       Percentage of the
                                                  Predelivery Payment
                                                  Reference Price

               ***                                ***

               -----------------------------------------
               Total predelivery payment prior
               to Aircraft delivery............   ***

               ***

     UNQUOTE


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

5.   DELIVERY DATES

     The parties agree that, with respect to the Thirty Aircraft, sub-Clause 9.1 of the Agreement shall be deleted in its entirety and replaced by the following:

     QUOTE

     9.1  DELIVERY SCHEDULE

     9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Thirty Aircraft Ready for Delivery at the Delivery Location within the following months:

               ***                    1                     ***
               ***                    2                     ***
               ***                    3                     ***
               ***                    4                     ***
               ***                    5                     ***
               ***                    6                     ***
               ***                    7                     ***
               ***                    8                     ***
               ***                    9                     ***
               ***                   10                     ***

               ***                    1                     ***
               ***                    2                     ***
               ***                    3                     ***
               ***                    4                     ***
               ***                    5                     ***
               ***                    6                     ***
               ***                    7                     ***
               ***                    8                     ***
               ***                    9                     ***
               ***                   10                     ***
               ***                   11                     ***
               ***                   12                     ***
               ***                   13                     ***
               ***                   14                     ***
               ***                   15                     ***
               ***                   16                     ***
               ***                   17                     ***
               ***                   18                     ***
               ***                   19                     ***
               ***                   20                     ***

               ***                   30                     ***


     Each of such months shall be, with respect to the corresponding Thirty Aircraft, the "SCHEDULED DELIVERY MONTH".

     UNQUOTE


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

6.   SPECIAL CONDITIONS


     ***


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

     ***

6.6  REVISION OF THE CREDIT MEMORANDA

     All the above Credit Memoranda are expressed *** conditions and shall be subject to revision up to the Aircraft delivery date in accordance with the Airbus Price Revision formula set forth in Appendix 1 of this Amendment.

6.6  ***


7.   CUSTOMER SUPPORT

7.1  ***

7.2  ***

7.3  CLARIFICATION

     The RCSM and training allowances defined in Paragraphs 7.1 and 7.2 of this Amendment shall replace the allowances defined respectively in Appendix A to Clause 15 and Appendix A to Clause 16 of the Agreement.

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
8.   PRICE ADJUSTMENT LIMITATION

     With reference to the Airframe Price Revision Formula set forth in Appendix 1 to this Amendment and based on each of the Thirty Aircraft delivery date the ***.

     ***

     This price adjustment protection shall apply to all items, which are subject to the Airframe Price Revision Formula. For the avoidance of doubt, this price adjustment protection shall also apply to the Thirty Aircraft Special Conditions (which are subject to escalation) as listed in Paragraph 6 of this Amendment.

9.   PERFORMANCE GUARANTEES

     For the A319 Aircraft, standard Performance Guarantees are provided in Appendix 3 to this Amendment for CFM INTERNATIONAL CFM56-5B5/P engines and INTERNATIONAL AERO ENGINE IAE V2522-A5 engines.

     For the A320 Aircraft, standard Performance Guarantees are provided in Appendix 4 to this Amendment for CFM INTERNATIONAL CFM56-5B4/P engines and INTERNATIONAL AERO ENGINE IAE V2527-A5 engines.

10.  EXPORT CREDIT FINANCING

     The parties agree that, with respect to the Thirty Aircraft, Letter Agreement 4 to the Agreement shall be deleted in its entirety and replaced by Letter Agreement 1 to this Amendment.

11.  MISCELLANEOUS

11.1 Notwithstanding the terms and conditions of Clause 12.1.3 of the Agreement, the parties agree that, with respect to the Thirty Aircraft Clause 12.1.3 of the Agreement shall be deleted in its entirety and replaced by the following:

     QUOTE

     12.1.3    WARRANTY PERIOD

               The warranties contained in Clauses 12.1.1 and 12.1.2 of the Agreement shall be limited to those defects which become apparent within *** Delivery of the affect Aircraft ("WARRANTY PERIOD").

     UNQUOTE

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


11.2  Notwithstanding the terms and conditions of Clause 12.2.2 and Clause
      12.2.3 of the Agreement, the parties agree that, with respect to the Fifteen Aircraft, Clause 12.2.2 and Clause 12.2.3 of the Agreement shall be deleted in their entirety and replaced by the following:

      QUOTE

      12.2.2    PERIODS AND SELLER'S UNDERTAKINGS

                ***

      12.2.2.1  ***


      12.2.2.2  replace such Item.

      12.2.3    SELLER'S PARTICIPATION IN THE COSTS

                Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

                ***

                Where

                ***





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
     which ever of the foregoing sub-clauses (i), (ii) or (iii) yields the lowest ratio of: ***

     UNQUOTE

11.3 Clause 9 Delivery

     The parties agree that with respect to the Thirty Aircraft, Clause 3 of Letter Agreement No. 7 to the Agreement shall be deleted in its entirety and replaced by the following:

     QUOTE

     The parties agree to delete sub-clause 9.3.2 in its entirety and replace it with the following

     QUOTE

     ***

     UNQUOTE

     UNQUOTE

12.  AMENDMENT ENTRY-INTO-EFFECT

     Until receipt of the Predelivery Payments the delivery positions for the Thirty Aircraft shall remain subject to prior sale or other disposition by the Seller.

13.  PROVISION OF THE AMENDMENT

     The provisions of the Agreement, its Exhibits, its Letter Agreement shall apply to the sale and delivery of the Aircraft herein defined except insofar as they may be expressly modified by the provisions of this Amendment.

     The Agreement shall be deemed amended and supplemented to the extent herein provided and as so amended and supplemented shall remain in full force and effect.

     If there is any inconsistency between the Agreement and this Amendment, the latter shall prevail to the extent of such inconsistency.


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


IN WITNESS WHEREOF, this Amendment No. 10 was entered into the day and year above written.




For and on behalf of:                      For and on behalf of:

CHINA EASTERN AIRLINES                     AIRBUS S.A.S.
CORPORATION LIMITED



By:  /s/ Luo Chaogeng                      By:  /s/ Christophe Mourey
     ---------------------------                --------------------------------
Its:                                       Its: Christophe Mourey
     ------------                               --------------------------------
                                                Senior Vice President Contracts

CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



By:  /s/ Fan Erning
     ---------------------------
Its:
     ----------


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

                                   APPENDIX 1

                         AIRBUS PRICE REVISION FORMULA

1.1   BASIC PRICES

      The Basic Prices defined in the Amendment are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.


1.2   BASE PERIOD

      The Basic Prices have been established in accordance with the average economic conditions prevailing in December 2003, January 2004, February 2004 and corresponding to a theoretical delivery in January 2005 as defined by "ECIb" and "ICb" index values indicated hereafter.


      "ECIb" and "ICb" index values indicated hereof shall not be subject to any revision.


1.3   INDEXES

      Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI SIC 3721W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 6, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

      The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

      Index code for access on the Web site of the US Bureau of Labor
      Statistics: ECU28102.

      Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed report" (found in Table 6, "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table), (Base Year 1982 = 100).

      Index code for access on the Web site of the US Bureau of Labor
      Statistics: WPU03THRU15.


      REVISION FORMULA

      ***

      Where:

      ***


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

        * * *

1.5     General Provisions

1.5.1   Rounding

        The Labor Index average and the Materiel Index average shall be computed to the first decimal. If the next succeeding place is *** , the preceding decimal place shall be raised to the next higher figure.

        Each quotient shall be rounded to the nearest *** . If the next succeeding place is *** more, the preceding decimal place shall be raised to the next higher figure.

        The final factor shall be rounded to the nearest *** .

        The final price shall be rounded to the nearest *** .

1.5.2   Substitution of Indexes

        In the event that:

        (i) the U.S. Department of Labor substantially revises the methodology of calculation of the Labor of the Materiel Index as used in this Aircraft Price Revision Formula, or

        (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, such Labor and Materiel Index, or

        (iii) the data samples used to calculate such Labor and Materiel Index are substantially changed,

        The Seller shall select a substitute index for inclusion in the Aircraft Price Revision Formula (the "SUBSTITUTE INDEX").

        The Substitute Index shall reflect as closely as possible the actual variance of the labor costs or of the materiel costs, used in the calculation of the original Labor or Material Index, (as the case may be).

        As a result of this selection of the Substitute Index, the Seller shall make an appropriate adjustment to this Aircraft Price Revision Formula, to combine the successive utilization of the original Labor or Material Index (as the case may be) and of the Substitute Index.


1.5.3   Final Index Values

        The index values as defined in Clause 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.


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

                                   APPENDIX 2

               INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

1     ENGINES REFERENCE PRICE

      The Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES V2500 series Engine is:

      ***

      This Reference Price applies to the Engine type as specified in the Amendment.


      This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.


2     REFERENCE PERIOD

      The above Reference Price has been established in accordance with the averaged economic conditions prevailing in *** as defined, according to INTERNATIONAL AERO ENGINES by the EClb and ICb, index values indicated in Clause 4 hereof.


      INDEXES

      Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "EClsic3721W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 6, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.)

      The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months. Index code for access on the Web site of the US Bureau of Labor
      Statistics: ECU281 02i.

      Materiel Index: "Industrial commodities" (hereinafter referred to as "IC") as published in "Producer Price Indexes detailed report" (found in Table
      6. "Producer Price Indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

      Index code for access on the Web site of the US Bureau of Labor
      Statistics: WPU03THRU15


4     REVISION FORMULA

      ***

                                      ***


5     General Provisions

5.1   Roundings

      (i)   ECIn and ICn shall be calculated to the nearest ***

      (ii) Each quotient (ECIn/ECIb and ICn/ICb) shall be calculated to the nearest ***

      (iii) The final factor shall be rounded to the nearest ***

      If the next succeeding place is *** more the preceding decimal place shall be raised to the nearest higher figure.

      After final computation Pn shall be rounded to the nearest ***


5.2   Final Index Values

      The revised Reference Price at the date of Aircraft delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

      If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.


5.3   Interruption of Index Publication

      If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula shall be made to accomplish this result.


5.4   Annulment of Formula

      Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price indexes to *** prior to the scheduled Aircraft delivery.


5.5   Limitation

      Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.



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
                                   APPENDIX 3
                  A319 PERFORMANCE GUARANTEES (IAGE AND CFMI)

1    A319 AIRCRAFT CONFIGURATION

     The guarantees defined below (the "Guarantees") are applicable to the A319 Aircraft as described in the Standard Specification Ref. J 000 01000 Issue *** equipped with

     a)   ***

     b)   ***

     without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Appendix).

2    GUARANTEED PERFORMANCE

2.1  Take-off Field Length

     The JAR take-off field length at an Aircraft gross weight of 64,000 kg at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15oC conditions shall not be more than a guaranteed value of:

     a)   for CFM:  * * *

     b)   for IAE:  * * *

2.2  Second Segment Climb

     The Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, as a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.

2.3  Landing Field Length

     JAR certified dry landing field length at an A319 Aircraft gross weight of *** Sea Level pressure altitude shall be not more than a guaranteed value of:

     a)   for CFM:  * * *

     b)   for IAE:  * * *

2.4  Cruise Specific Air Range

     The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

          Gross Weight (kg)    Pressure Altitude (ft)


             * * *                   * * *

     shall be not less than a guaranteed value of:

     a)   for CFM:  * * *

     b)   for IAE:  * * *

3    MANUFACTURER'S WEIGHT EMPTY

     The Seller guarantees a Manufacturer's Weights Empty as below:


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

          A319-100 CFM56-5B5/P        ***
          A319-100 V2522-A5

          These are the Manufacturer's Weights Empty of the A319 Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Appendix and are subject to adjustment as defined in paragraph 6.2.


4         GUARANTEE CONDITIONS

4.1 The performance certification requirements for the A319 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2 For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A319 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of ***. Cruise performance assume a centre of gravity position ***.

5         GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3 Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on or e (or more, at the Seller's discretion) A319-100 aircraft of the same aerodynamic configuration as the A319 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A319 Aircraft.

5.4 Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be demonstrated with reference to a Weight Compliance Report.

5.5 Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.


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
5.6 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the deliver of each of the Buyer's A319 Aircraft.

6     ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A319 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the A319 Aircraft as described in paragraph 1 of this Appendix and may be adjusted in the event of:

      i)     Any further configuration change which is the subject of a SCN

      ii) Variation in actual weights of items defined in Section 13-10 of the Standard Specification

      iii) Changes required to obtain certification that cause modifications to the performance or weight of the A319 Aircraft

7     EXCLUSIVE GUARANTEES

      The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8     UNDERTAKING REMEDIES

      Should any Aircraft fail to meet any of the Guarantees contained in the Appendix, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.


8.1       * * *

8.2.1     * * *

8.2.2     * * *

8.3       * * *

8.4       * * *


A320 F - CES - Amdt.10 - 05/06
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
      ***

9.    ASSIGNMENT

      Notwithstanding any other provision of this Appendix, this Appendix and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.   CONFIDENTIALITY

      This Appendix (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.


A320 F - CES - Amdt.10 - 05/06
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

                                   APPENDIX 4

                   A320 PERFORMANCE GUARANTEES (IAE and CFMI)


1     AIRCRAFT CONFIGURATION

      The guarantees defined below (the "Guarantees") are applicable to the A320 Aircraft as described in the Standard Specification Ref. D 000 02000 issue 6 dated 31st January 2005 equipped with:

            a) ***

            b) ***

      without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Appendix).


2     GUARANTEED PERFORMANCE

2.1   Take-off Field Length

      The JAR take-off field length at an A320 Aircraft gross weight of *** at the start of Take-Off Distance Available (TODA) at Sea Level pressure altitude in ISA+15C conditions shall not be more than a guaranteed value of:

            a)  for CFM:      ***
            b)  for IAE:      ***

2.2   Second Segment Climb

      The A320 Aircraft shall meet JAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of Take-Off Distance Available (TODA), at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.1 above.


2.3   Landing Field Length

      JAR certified dry landing field length at an A320 Aircraft gross weight of 64,500 kg at Sea Level pressure altitude shall be not more than a guaranteed value of:


            a)  for CFM:      ***
            b)  for IAE:      ***


2.4   Cruise Specific Air Range

      The average nautical miles per kilogram of fuel (average SAR) at a true Mach number of 0.78 in ISA+15 conditions under the Weight and Altitude conditions given below:

            Gross Weight (kg) Pressure Altitude (ft)

                     ***       ***

      shall be not less than a guaranteed value of:

            a)  for CFM:      ***
            b)  for IAE:      ***




A320 F - CES - Amdt.10 - 05/06
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
3.     MANUFACTURER'S WEIGHT EMPTY

       The Seller guarantees a Manufacturer's Weights Empty as below:

          A320-200 CFM56-5B4/P   ***
          A320-200 V2527-A5      ***

          These are the Manufacturer's Weights Empty of the A320 Aircraft as defined in Section 13-10.00.00 of the Standard Specifications amended by the SCN's defined in paragraph 1 of this Appendix and are subject to adjustment as defined in paragraph 6.2.

4         GUARANTEE CONDITIONS

4.1 The performance certification requirements for the A320 Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

4.2 For the determination of JAR take-off and landing performance a hard dry level runway surface with no runway strength limitations, no line-up allowances, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.3 Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 5.3 below may be such as to optimize the A320 Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

4.4 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

4.5 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.70 lb per US gallon and a lower heating value of *** per lb. Cruise performance assume a centre of gravity position of
          ***.


5.        GUARANTEE COMPLIANCE

5.1 Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2 Compliance with the take-off, second segment and landing elements of the Guarantees will be demonstrated with reference to the JAA approved Flight Manual.

5.3 Compliance with those parts of the Guarantees defined in paragraph 2 above not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A320-200 aircraft of the same aerodynamic configuration as the A320 Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the A320 Aircraft.

5.4 Compliance with the Manufacturer's Weight Empty guarantees defined in Paragraph 3 shall be

A320 F - CES - Amdt.10 - 05/06
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
          demonstrated with reference to a Weight Compliance Report.

5.5 Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A320 Aircraft.


6.        ADJUSTMENT OF GUARANTEES

6.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the A320 Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2 The Guarantees apply to the A320 Aircraft as described in paragraph 1 of this Appendix and may be adjusted in the event of:

          i)   Any further configuration change which is the subject of a SCN
          ii) Variation in actual weights of items defined in Section 13-10 of the Standard Specification
          iii) Changes required to obtain certification that cause modifications to the performance or weight of the A320 Aircraft

7         EXCLUSIVE GUARANTEES

          The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Standard Specification or any other document.

8         UNDERTAKING REMEDIES

          Should any A320 Aircraft fail to meet any of the Guarantees contained in this Appendix, the Seller will use its reasonable endeavours to correct the deficiency to comply with the subject guarantee.

8.1       ***

8.2.1     ***

8.2.2     ***

8.3       ***

A320 F - CES - Amdt.10 - 05/06
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

8.4  ***


9.   ASSIGNMENT

     Notwithstanding any other provision of this Appendix, this Appendix and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.  CONFIDENTIALITY

     This Appendix (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.



A320 F - CES - Amdt.10 - 05/06
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
LETTER AGREEMENT No 1
---------------------

CHINA EASTERN AIRLINES CORPORATION LIMITED
Pudong International Airport
Shanghai 201202
People's Republic of China

Subject ***
-------

CHINA EASTERN AIRLINES LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an Amendment No. 10 to the Agreement ("the Amendment") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Thirty Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***

A320 F - CES - Amdt.10 - LA 1
CC-C No 337.0031/05
                                   Page 1/5

If the foregoing correctly sets forth our understanding, please execute three
(3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.


For and on behalf of:                       For and on behalf of:

CHINA EASTERN AIRLINES                      AIRBUS S.A.S.
CORPORATION LIMITED



By: /s/ Luo Chaogeng                        By:  /s/ Christophe Mourey
    ---------------------------                  -------------------------------
Its:                                        Its: Christophe Mourey
     ------------                                Senior Vice President Contracts




CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



By:  /s/ Fan Erning
     ---------------------------
Its:
     -----------

A320 F - CES - Amdt.10 - LA 1
CC-C No 337.0031/05
                                     Page 2/5

APPENDIX A

1.   GENERAL TERMS AND CONDITIONS
     ----------------------------

     Unless otherwise stated or decided by the Export Credit Agencies at their sole discretion, the following general terms and conditions shall apply to the facility.

1.1  Purpose and Amount
     ------------------

     ***

1.2  ***

     ***

1.3  Drawdowns and Payment to the Seller
     -----------------------------------

     ***

     i)   ***


     ii)  ***


     Notwithstanding any decision by the Buyer to draw down the Facility in a currency or currencies other than USD, the Seller shall receive, at delivery of the relevant Aircraft, the Final Price in the currency stated in the Agreement.

A320 F - CES - Amdt.10 - LA 1
CC-C No 337.0031/05
                                   Page 3/5

1.4  Term Repayment of Principal
     ---------------------------

     The term of the Facility shall not exceed twelve (12) years.

     ***

1.5  Interest
     --------

     ***

1.6  Expenses and Taxes
     ------------------

     ***

1.7  ***


A320 F - CES - Amdt.10 - LA 1
CC-C No 337.0031/05
                                  Page 4/5

1.8  ***

     ***

2.   FURTHER TERMS AND CONDITIONS
     ----------------------------

     ***

2.1  ***

     ***

2.2  ***


A320 F - CES - Amdt.10 - LA 1
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                                  Page 5/5

LETTER AGREEMENT No 2



CHINA EASTERN
AIRLINES CORPORATION LIMITED

Pudong International Airport
Shanghai 201202
People's Republic of China



Subject: CONVERSION RIGHTS



***

A319/A320 - CES - Amdt.10 - LA 2
CC-C 337.0031/05                    Page 1/6

LETTER AGREEMENT No 2







***






A319/A320 - CES - Amdt.10 - LA 2
CC-C 337.0031/05                    Page 2/6

LETTER AGREEMENT No 2







***








A319/A320 - CES - Amdt.10 - LA 2
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
LETTER AGREEMENT No 2







***







A319/A320 - CES - Amdt.10 - LA 2
CC-C 337.0031/05                    Page 4/6

LETTER AGREEMENT No 2







***





A319/A320 - CES - Amdt.10 - LA 2
CC-C 337.0031/05                    Page 5/6

LETTER AGREEMENT No. 2


If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.




Agreed and Accepted                      Agreed and Accepted

For and on behalf of:                    For and on behalf of:

CHINA EASTERN AIRLINES                   AIRBUS SAS
CORPORATION LIMITED



Name:  /s/ Luo Chaogeng                   Name:  /s/ Christophe Mourey
       ---------------------------               -------------------------------
Title:                                    Title: Christophe Mourey
       ------------                              -------------------------------
                                                 Senior Vice President Contracts


For and on behalf of:

CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



Name:  /s/ Fan Erning
       ---------------------------
Title:
       -----------

A319/A320 - CES - Amdt.10 - LA 2
CC-C No 337.0031/05                  Page 6/6

LETTER AGREEMENT No 3



CHINA EASTERN AIRLINES CORPORATION, LIMITED
Pudong International Airport
Shanghai 201202
People's Republic of China



Subject: MISCELLANEOUS


***


A319/A320 - CES - Amdt.10 - LA 3
CC-C 337.0031/05                    Page 1/3

LETTER AGREEMENT No 3

1.    High Altitude Operation

      The Buyer has indicated that it may wish to operate all ten (10) A319 Aircraft into high altitude airports (Tibet). ***

      (i)   a design weight increase to ***

2.    ***

3.    ***



A319/A320 - CES - Amdt.10 - LA 3
CC-C 337.0031/05                    Page 2/3

LETTER AGREEMENT No. 3

***

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.




Agreed and Accepted                       Agreed and Accepted

For and on behalf of:                     For and on behalf of:

CHINA EASTERN AIRLINES                    AIRBUS SAS
CORPORATION LIMITED



Name: /s/ Luo Chaogeng                    Name:  /s/ Christophe Mourey
       ---------------------------               -------------------------------
Title:                                    Title: Christophe Mourey
       ------------                              -------------------------------
                                                 Senior Vice President Contracts

For and on behalf of:

CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



Name:  /s/ Fan Erning
       ---------------------------
Title:
       -----------

A319/A320 - CES - Amdt.10 - LA 3
CC-C No 337.0031/05                  Page 3/3

CHINA EASTERN AIRLINES CORPORATION, LIMITED
Pudong International Airport
Shanghai 201202
People's Republic of China



Subject: SHAREHOLDERS APPROVAL



CHINA EASTERN AIRLINES CORPORATION LIMITED (the "Buyer") and Airbus S.A.S. (the "Seller") have entered into an Amendment No. 10 to the Agreement ("the Amendment") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Thirty Aircraft.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Amendment.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Amendment and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

      1)    ***

      2)    ***

      3)    ***

      4)    ***



A319/A320 - CES - Amdt.10
CC-C 337.0031/05            Side Letter 1 - Page 1/2

SIDE LETTER No. 1


If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.



Agreed and Accepted                           Agreed and Accepted

For and on behalf of:                         For and on behalf of:

CHINA EASTERN AIRLINES                        AIRBUS SAS
CORPORATION LIMITED



Name: /s/ Luo Chaogeng                    Name:  /s/ Christophe Mourey
       ---------------------------               -------------------------------
Title:                                    Title: Christophe Mourey
       ------------                              -------------------------------
                                                 Senior Vice President Contracts

For and on behalf of:

CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



Name:  /s/ Fan Erning
       ---------------------------
Title:
       -----------

A319/A320 - CES - Amdt.10
CC-C No 337.0031/05                  Page 2/2

SIDE LETTER NO. 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.


Agreed and Accepted                                 Agreed and Accepted


For and on behalf of                                For and on behalf of

CHINA EASTERN AIRLINES                              AIRBUS SAS
CORPORATION LIMITED



Name: /s/ Luo Chaogeng                              Name: /s/ Christophe Mourey
      --------------------------                          ---------------------------------

Title:                                              Title: Senior Vice President Contracts
      --------------------------                           --------------------------------



For and on behalf of

CHINA EASTERN AVIATION IMPORT
AND EXPORT CORPORATION



Name: /s/ Fan Erning
      ---------------------------

Title:
      ---------------------------


                            Side Letter 1 - Page 2/2